UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF MICHIGAN

In re:

AURORA OIL & GAS CORPORATION,

Debtor.
_______________________________/

Case No. DT 09-08254
Chapter 11
Hon. Scott W. Dales

In re:

HUDSON PIPELINE & PROCESSING CO., LLC,

Debtor.
_______________________________/

Case No. DT 09-08255
Chapter 11

Jointly Administered

INTERIM ORDER ESTABLISHING NOTIFICATION AND HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES

PRESENT: **HONORABLE SCOTT W. DALES**
United States Bankruptcy Judge

Upon the motion (the "Motion")[1] of the Debtors for an order establishing notification and hearing procedures for trading in equity securities; and the Court having jurisdiction to consider the Motion and the relief requested therein in accordance with Bankruptcy Code §§ 157 and 1334; and the Court having found that good and sufficient cause exists for granting the Motion; and upon consideration of the Affidavit of Chief Financial Officer in Support of First-Day Motions; and upon the record of these Chapter 11 cases and the hearing (the "Hearing") held on July 15, 2009, to consider the Motion; and it appearing that the relief requested in the Motion is appropriate in the context of these cases and in the best interests of the

1 Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Motion.

Debtors and their respective estates, creditors, and all other parties-in-interest; and it appearing that notice of the Motion was adequate and proper under the circumstances of these cases, and it appearing that no other or further notice need be given; it is hereby

ORDERED that the Motion is granted on an interim basis as set forth herein; and it is further

ORDERED that any purchase, sale, or other transfer of equity securities in Aurora in violation of the procedures set forth herein (including the notice requirements set forth below) shall be null and void *ab initio* as an act in violation of the automatic stay of Bankruptcy Code § 362; and it is further

ORDERED that the following procedure shall apply to trading in equity securities of Aurora:[2]

(a) Notice of Substantial Shareholder Status. Any person or entity that currently is or becomes a Substantial Shareholder shall be required to file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 1A, on or before the later of (i) 20 days after the notice of entry of this Order or (ii) 10 days after becoming a Substantial Shareholder.

(b) Acquisition of Shares. Prior to effectuating any transfer of equity securities (including options to acquire stock) that shall result in an increase in the amount of stock of Aurora beneficially owned by a Substantial Shareholder or shall result in a person's or entity's becoming a Substantial Shareholder, such Substantial Shareholder shall be required to file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1B, of the intended transfer of equity securities.

(c) Sale of Shares. Prior to effectuating any transfer of equity securities that shall result in a decrease in the amount of stock of Aurora beneficially owned by a Substantial Shareholder or shall result in a person or entity's

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2 The capitalized terms used in the following procedures are defined in subparagraph (e) below.

ceasing to be a Substantial Shareholder, such Substantial Shareholder shall be required to file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1C, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a "Notice of Proposed Transfer").

(d) Objection Procedures. The Debtors shall then have 30 days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction shall not be effective unless approved by a final and nonappealable order of this Court. If the Debtors fail to object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph shall be the subject of additional notices as set forth herein, with additional 30-day waiting periods.

(e) For purposes of this Order, the following definitions shall apply: (i) a "Substantial Shareholder" is any person or entity which beneficially owns at least 4.5 million shares (representing approximately 4.5% of all issued and outstanding shares) of the stock of Aurora, (ii) "beneficial ownership" shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service and, thus, to the extent provided therein, from time to time, shall include, without limitation, direct and indirect ownership (e.g., a holding company shall be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (iii) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.;

and it is further

ORDERED that the Debtors may waive, in writing and in their discretion, any and all restrictions, stays, and notification procedures contained in this Order (and binding on entiutes other than the Debtors); and it is further

ORDERED that the Debtors shall serve the Notice of Order setting forth the procedures authorized herein, substantially in the form attached hereto as Exhibit 2, on (a) the United States Trustee; (b) the Securities and Exchange Commission; (c) the Internal Revenue Service; (d) the United States Attorney Office for the Western District of Michigan; (e) counsel to any known secured creditors; (f) the parties included on the Debtors' list of 20 largest unsecured creditors; (g) the Committee; (h) the transfer agents for any class of stock of Aurora; and (i) all known holders of stock of Aurora. Notice served pursuant to the preceding sentence shall be via first class mail, postage prepaid. The Debtors shall also file a copy of this Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission. Additionally, the Debtors shall publish a condensed form of the Notice of Order in *The Wall Street Journal* or other comparable national newspaper. No further notice of entry of this Order need be served by the Debtors; and it is further

ORDERED that any transfer agent(s) for any stock of Aurora having notice hereof shall provide such Notice of Order to all holders of such stock in excess of 4.5 million shares registered with such transfer agent; provided that, if any transfer agent provides the Debtors with the names and addresses of all holders of such stock, the Debtors shall deliver the Notice of Order to such holders. Any such registered holder must, in turn, provide such Notice of Order to any holder for whose account such registered holder holds such or stock in excess of 4.5 million shares and so on down the chain of ownership; and it is further

ORDERED that any person or entity or broker or agent acting on such person or entity's behalf who sells an aggregate amount of at least 4.5 million shares of stock of Aurora, or an option with respect thereto, to another person or entity shall provide a copy of the Notice of

Order to such purchaser of such stock or to any broker or agent acting on such purchaser's behalf; and it is further

ORDERED that the requirements set forth in this Order are in addition to the requirements of Bankruptcy Rule 3001 and all applicable securities, corporate, and other laws; and it is further

ORDERED that this Order shall be effective immediately upon its entry; and it is further

ORDERED that this Court shall retain jurisdiction with respect to any matters, rights or disputes arising from or related to the implementation of this Order; and it is further

ORDERED that a hearing to consider approving the relief set forth in the Motion on a final basis shall be held at the United States Bankruptcy Court for the Western District of Michigan in Grand Rapids, Michigan, on August 5, 2009 at 1:30 p.m., with objections to such relief due by 3:00 p.m. prevailing Eastern time on July 31, 2009; and it is further

ORDERED that the Debtors and their agents are authorized to take all actions necessary to implement the terms of this Order.

END OF ORDER

IT IS SO ORDERED.

Scott W. Dales
United States Bankruptcy Judge

Dated: July 17, 2009

EXHIBIT 1A

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF MICHIGAN

In re:	)	Chapter 11
AURORA OIL & GAS CORPORATION,	)	Bankruptcy Case No.: 09-08254 (SWD)
Debtor.	)	
In re:	)	Chapter 11
HUDSON PIPELINE & PROCESSING, CO., LLC,	)	Bankruptcy Case No.: 09-08255 (SWD)
Debtor.	)	

NOTICE OF STATUS AS SUBSTANTIAL SHAREHOLDER[1]

PLEASE TAKE NOTICE that [Name of Shareholder] is/has become a Substantial Shareholder with respect to the stock (including any options with respect thereto) (the "Stock")

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1 For purposes of this Notice, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least [ ] shares (representing approximately 4.5% of all issued and outstanding shares) of the stock of Aurora Oil & Gas Corporation, (B) "beneficial ownership" shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

of Aurora Oil & Gas Corporation ("Aurora"), a debtor and debtor-in-possession in Case No. [ ] pending in the United State Bankruptcy Court for the Western District of Michigan.

PLEASE TAKE FURTHER NOTICE that, as of [Date], [Name of Shareholder] beneficially owns [ ] shares of the Stock. The following table sets forth the date(s) on which [Name of Shareholder] acquired or otherwise became the beneficially owner of the Stock:

Number of Shares	Date Acquired

(Attach additional pages if necessary)

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of [Name of Shareholder] is [ ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Shareholder] hereby declares that it has examined this Notice and accompanying attachments (if any), and to the best of its knowledge, information, and belief, this Notice and any attachments that purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of the Court Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. [ ]), this Notice is being (a) filed with the United States Bankruptcy Court for the Western District of Michigan, One Division Avenue, N. Room # 200, Grand Rapids, MI 49503-3132, and (b) served upon counsel to the Debtors, (i) Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005 (Attn: Joel H. Levitin, Esq., and Richard A. Stieglitz Jr., Esq.) and (ii)

Warner Norcross & Judd LLP, 900 Fifth Third Center, 111 Lyon Street NW, Grand Rapids, Michigan 49503 (Attn. Stephen B. Grow).

Respectfully submitted,

____
(Name of Claimholder)

By: ________________________________
Name: __________________________
Title: __________________________

Address: ________________________________
____
____
Telephone: ______________________________
Facsimile: ______________________________

Date: ____________

EXHIBIT 1B

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF MICHIGAN

In re:	)	Chapter 11
AURORA OIL & GAS CORPORATION,	)	Bankruptcy Case No.: 09-08254 (SWD)
Debtor.	)	
In re:	)	Chapter 11
HUDSON PIPELINE & PROCESSING, CO., LLC,	)	Bankruptcy Case No.: 09-08255 (SWD)
Debtor.	)	

NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE ACCUMULATE EQUITY INTERESTS

PLEASE TAKE NOTICE THAT [Name of Prospective Acquirer] hereby provides notice of its intention to purchase, acquire, or otherwise accumulate (the "Proposed Transfer") one or more shares of the stock (the "Stock") of Aurora Oil & Gas Corporation ("Aurora"), a debtor and debtor-in-possession in Case No. [ ] proceeding in the United States Bankruptcy Court for the Western District of Michigan, or an option with respect thereto.

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Acquirer] filed a Notice of Status as a Substantial Shareholder[1] with the Court and served copies thereof on counsel for the above captioned debtors.

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1 For purposes of this Notice, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least [ ] shares (representing approximately 4.5% of all issued and outstanding shares) of the stock of Aurora Oil and Gas Corporation, "beneficial ownership"

Footnote continued on next page.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Acquirer] currently beneficially owns [ ] shares of the Stock.

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Acquirer] proposes to purchase, acquire, or otherwise accumulate [ ] shares of Stock or an option with respect to [ ] shares of Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Acquirer] will beneficially own [ ] shares of Stock after the transfer (including any options with respect to any Stock).

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Acquirer] is [ ].

PLEASE TAKE FURTHER NOTICE that, under penalty of perjury, [Name of Prospective Acquirer] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order of the Court (i) Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. [ ]), this Notice is being (a) filed with the United States Bankruptcy Court for the Western Dis-

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Footnote continued from previous page.

shall be determined in accordance with applicable rules under I.R.C. § 382 Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

trict of Michigan, One Division Avenue, N. Room # 200, Grand Rapids, MI 49503-3132, and (b) served upon counsel to the Debtors, (i) Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005 (Attn.: Joel H. Levitin, Esq., and Richard A. Stieglitz Jr., Esq.) and (ii) Warner Norcross & Judd LLP, 900 Fifth Third Center, 111 Lyon Street NW, Grand Rapids, Michigan 49503 (Attn. Stephen B. Grow).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, the Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period, the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Acquirer] that may result in [Name of Prospective Acquirer] purchasing, acquiring, or otherwise accumulating additional shares of Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

____
(Name of Prospective Acquirer)

By:

____

Name: ______________________________

Title: ______________________________

Address:

____

Telephone:

____

Facsimile:

____

Date: _______________

EXHIBIT 1C

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF MICHIGAN

In re: AURORA OIL & GAS CORPORATION, Debtor.	)	Chapter 11 Bankruptcy Case No.: 09-08254 (SWD)
In re: HUDSON PIPELINE & PROCESSING, CO., LLC, Debtor.	)	Chapter 11 Bankruptcy Case No.: 09-08255 (SWD)

NOTICE OF INTENT TO SELL, TRADE, OR
OTHERWISE TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE THAT [Name of Prospective Seller] hereby provides notice of its intention to sell, trade, or otherwise transfer (the "Proposed Transfer") one or more shares of the stock (the "Stock") of Aurora Oil & Gas Corporation ("Aurora"), a debtor and debtor-in-possession in Case No. [ ] proceeding in the United States Bankruptcy Court for the Western District of Michigan, or an option with respect thereto.

PLEASE TAKE FURTHER NOTICE THAT, if applicable, on [Prior Date(s)], [Name of Prospective Seller] filed a Notice of Status as a Substantial Shareholder[1] with the Court and served copies thereof on counsel to the above-captioned debtors.

1 For purposes of this Notice, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at feast [ ] shares (representing approximately 4.5% of all issued and outstanding shares) of the stock of Aurora (B) "beneficial ownership" shall be deter-

Footnote continued on next page.

PLEASE TAKE FURTHER NOTICE THAT [Name of Prospective Seller] currently beneficially owns [ ] shares of the Stock of Aurora (including any options with respect to any Stock).

PLEASE TAKE FURTHER NOTICE THAT, pursuant to the Proposed Transfer, [Name of Prospective Seller] proposes to sell, trade, or otherwise transfer [ ] shares of Stock or an option with respect to [ ] shares of Stock. If the Proposed Transfer is permitted to occur, [Name of Prospective Seller] will beneficially own [ ] shares of Stock after the transfer.

PLEASE TAKE FURTHER NOTICE THAT the taxpayer identification number of [Name of Prospective Seller] is [ ].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, [Name of Prospective Seller] hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to then Order of the Court Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. [ ]),

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Footnote continued from previous page.

mined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

this Notice is being (a) filed with the United States Bankruptcy Court for the Western District of Michigan, One Division Avenue, N., Room #200, Grand Rapids, MI 49503-3132, and (b) served upon counsel to the Debtors, (i) Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005 (Attn.: Joel H. Levitin, Esq., and Richard A. Stieglitz Jr., Esq.) and (ii) Warner Norcross & Judd LLP, 900 Fifth Third Center, 111 Lyon Street NW, Grand Rapids, Michigan 49503 (Attn. Stephen B. Grow).

PLEASE TAKE FURTHER NOTICE that the Debtors have 30 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, the Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 30-day period, then after expiration of such period, the Proposed Transfer may proceed solely as set forth in the Notice.

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by [Name of Prospective Seller] that may result in [Name of Prospective Seller] selling, trading, or otherwise transferring shares of Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Respectfully submitted,

____
(Name of Prospective Seller)

By: __________________________
Name: ________________________
Title: ________________________

Address: ________________________
____
____

Telephone: ________________________
Facsimile: ________________________

Date: __________________

EXHIBIT 2

UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF MICHIGAN

In re:	)	Chapter 11
AURORA OIL & GAS CORPORATION,	)	Bankruptcy Case No.: 09-08254 (SWD)
Debtor.	)	
In re:	)	Chapter 11
HUDSON PIPELINE & PROCESSING, CO., LLC,	)	Bankruptcy Case No.: 09-08255 (SWD)
Debtor.	)	

NOTICE OF ORDER ESTABLISHING NOTIFICATION AND HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES

TO ALL PERSONS OR ENTITIES HOLDING EQUITY INTERESTS IN AURORA OIL & GAS CORPORATION:

PLEASE TAKE NOTICE that on July 12, 2009 (the "Petition Date"), Aurora Oil & Gas Corporation ("Aurora") and Hudson Pipeline & Processing, Co., LLC ("HPPC," and together with Aurora, the "Debtors"), commenced cases under Chapter 11 of the Bankruptcy Code. Subject to certain exceptions, Bankruptcy Code § 362 operates as a stay of any act to obtain possession of property of the Debtors' estates or to exercise control over property of the Debtors' estates.

PLEASE TAKE FURTHER NOTICE that on the Petition Date, the Debtors filed a motion (the "Motion") seeking entry of an order, pursuant to of the Bankruptcy Code §§ 105, 362, and 541, establishing notification and hearing procedures for trading in equity securities.

PLEASE TAKE FURTHER NOTICE THAT on ______ __, 2009, the United States Bankruptcy Court for the Western District of Michigan (the "Court") entered an order (the "Order") approving the procedures set forth below in order to preserve the Debtors' net operating losses and certain other tax attributes (the "Tax Attributes") pursuant to Bankruptcy Code §§ 105, 362, and 541. **Except as otherwise provided in the Order, any sale or other transfer of equity securities in Aurora in violation of the proce-**

dures set forth below shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code § 362.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in EQUITY SECURITIES OF AURORA:[1]

(a) Notice of Substantial Shareholder Status. Any person or entity that currently is or becomes a Substantial Shareholder would be required to file with this Court, and serve on counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 1A, on or before the later of (i) 20 days after the notice of entry of the Order or (ii) 10 days after becoming a Substantial Shareholder.

(b) Acquisition of Shares. Prior to effectuating any transfer of equity securities (including options to acquire stock) that would result in an increase in the amount of stock of Aurora beneficially owned by a Substantial Shareholder or would result in a person's or entity's becoming a Substantial Shareholder, such Substantial Shareholder would be required to file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1B, of the intended transfer of equity securities.

(c) Sale of Shares. Prior to effectuating any transfer of equity securities that would result in a decrease in the amount of stock of Aurora beneficially owned by a Substantial Shareholder or would result in a person or entity's ceasing to be a Substantial Shareholder, such Substantial Shareholder would be required to file with this Court, and serve on counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1C, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a "Notice of Proposed Transfer").

(d) Objection Procedures. The Debtors would then have 30 days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction would not be effective unless approved by a final and nonappealable order of this Court. If the Debtors fail to object within such 30-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transac-

[1] The capitalized terms used in the following procedures are defined in subparagraph (e) below.

tions within the scope of this paragraph would be the subject of additional notices as set forth herein, with additional 30-day waiting periods.

(e) For purposes of the Order, the following definitions would apply: (i) a "Substantial Shareholder" is any person or entity which beneficially owns at least 4.5 million shares (representing approximately 4.5% of all issued and outstanding shares) of the stock of Aurora, (ii) "beneficial ownership" would be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service and, thus, to the extent provided therein, from time to time, would include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (iii) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, upon the reasonable request of any person, counsel to the Debtors, (a) Cahill Gordon & Reindel LLP, 80 Pine Street, New York, New York 10005, Attn.: Joel H. Levitin, Esq. and Richard A. Stieglitz Jr., Esq. and (b) Warner Norcross & Judd LLP, 900 Fifth Third Center, 111 Lyon Street NW, Grand Rapids, Michigan 49503 (Attn. Stephen B. Grow), will provide a form of each of the required notices described above or a copy of the Order.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY OF THE BANKRUPTCY CODE § 362.

ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF EQUITY SECURITIES IN THE DEBTORS IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE BANKRUPTCY COURT.

THE DEBTORS PLAN OF REORGANIZATION MAY PROVIDE FOR THE DISALLOWANCE OF INTERESTS IN THE DEBTORS TO THE EXTENT THAT THEY WOULD ENTITLE THE HOLDERS THEREOF TO A DISTRIBUTION OF 4.5% OR MORE OF THE VALUE OF THE REORGANIZED DEBTORS.

PLEASE TAKE FURTHER NOTICE that the requirements set forth in this Notice are in addition to the requirements of Bankruptcy Rule 3001(e) and applicable securities, corporate, and other laws, and do not excuse compliance therewith.

Dated: Traverse City, Michigan
_______ __, 2009

WARNER NORCROSS & JUDD LLP

Stephen B. Grow
900 Fifth Third Center
111 Lyon Street NW
Grand Rapids, Michigan 49503
Telephone: (616) 752-2158
Facsimile: (616) 222-2158

CAHILL GORDON & REINDEL LLP

Joel H. Levitin
Richard A. Stieglitz Jr.
Eighty Pine Street
New York, New York 10005
Telephone: (212) 701-3000
Facsimile: (212) 269-5420

Proposed Attorneys for the
Debtors and Debtors-in-Possession